UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 1, 1998



                       INTEGRATED MEDICAL RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


              Kansas                 0-21427                   48-1096410
(State or other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                   Identification No.)

                  11320 West 79th Street, Lenexa, Kansas 66214
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:           (913) 962-7201

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 3: Bankruptcy or Receivership

         On December 2, 1998, Integrated Medical Resources, Inc. (the "Company") issued a press release stating that the Board of Directors have elected to convert to the Company's Chapter 11 bankruptcy proceeding to a case under Chapter 7 of the bankruptcy code. Judge John T. Flannagan entered an order converting the case to Chapter 7 on December 1, 1998. Eric C. Rajala was appointed Chapter 7 trustee on December 1, 1998. A copy of the press release is attached as Exhibit 99.1 hereto.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTEGRATED MEDICAL RESOURCES, INC.
                                                    (Registrant)

December 1, 1998                         /s/ E. Stanley Kardatzke, M.D.
                                         ------------------------------
                                         E. Stanley Kardatzke, M.D.
                                         Chairman & Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit
Number           Description

99.1              Press release dated December 2, 1998